SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                     ____________

                                       FORM 8-K
                                     ____________





                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                    Date of Report
                                   November 1, 1994



                            Commission file number  1-8948


                                INTELOGIC TRACE, INC.
                (Exact name of registrant as specified in its charter)

                     New York                         74-2368260
          (State or other jurisdiction of         (I. R. S. Employer
          incorporation or organization)          Identification No.)


          Turtle Creek Tower I
          P. 0. Box 400044, San Antonio, Tx.              78229-8415
          (Address of principal executive offices)        (Zip Code)


                                    210-593-5700
                 (Registrant's telephone number, including area code)



          Item 5.  Other Events

          Intelogic Trace, Inc. has announced that Mike R. Ellis has been named Vice President and Chief Financial Officer effective November 1, 1994.








                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTELOGIC TRACE, INC.





          Date:  November 1, 1994       By:  /Philip D. Freeman
                                              Philip D. Freeman
                                              Senior Vice President,
                                             General Counsel and Secretary